UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08727

SUNAMERICA SENIOR FLOATING RATE FUND, INC.

(Exact name of registrant as specified in charter)

Harborside 5, 185 Hudson Street, Suite 3300 Jersey City, NJ 07311
(Address of principal executive offices) (Zip code)

John T. Genoy

Senior Vice President

SunAmerica Asset Management, LLC

Harborside 5, 185 Hudson Street,

Suite 3300

Jersey City, NJ 07311

(Name and address of agent for service)

Registrant’s telephone number, including area code: (201) 324-6414

Date of fiscal year end: December 31

Date of reporting period: March 31, 2018

Item 1. Schedule of Investments.

AIG Senior Floating Rate Fund

PORTFOLIO OF INVESTMENTS—March 31, 2018

Industry Description		Ratings (1)					Principal
	Type	Moody's	S&P	Interest Rate	Reference Rate	Maturity Date (2)	Amount**/ Shares	Value (Note 1)
LOANS (3) (4)-94.1%
Aerospace & Defense- 0.7%

Maxar Technologies Ltd.	BTL-B	Ba3	BB	4.63	1 ML+2.75%	10/04/2024	$498,750	$499,819
TransDigm Group, Inc.	BTL-F	Ba2	B+	4.63	1 ML+2.75%	06/09/2023	747,007	749,692
TransDigm Group, Inc.	BTL-F	Ba2	B+	5.05	3 ML+2.75%	06/09/2023	391,197	392,603

								1,642,114

Building Products- 1.2%

Summit Materials LLC	BTL-B	Ba2	BBB-	4.13	1 ML+2.25%	11/21/2024	907,725	913,398
Wilsonart LLC	BTL-B	B2	B+	5.56	3 ML+3.25%	12/19/2023	2,022,589	2,030,536

								2,943,934

Capital Markets- 2.1%

AlixPartners LLP	BTL-B	B2	B+	5.05	3 ML+2.75%	04/04/2024	1,697,850	1,704,217
Fortress Investment Group LLC	BTL-B	Baa3	BB-	4.63	1 ML+2.75%	12/27/2022	748,820	756,495
NFP Corp.	BTL-B	B2	B	4.88	1 ML+3.00%	01/08/2024	722,339	723,603
Russell Investments U.S. Institutional Holdco, Inc.	BTL-B	Ba2	BB	5.55	3 ML+3.25%	06/01/2023	1,621,125	1,630,751
Southworth Milton, Inc.	BTL-B1	Ba3	B+	TBD		07/03/2024	139,649	140,086

								4,955,152

Chemicals- 3.3%

Allnex (Lux) & Cy SCA	BTL-B2	B1	B	5.21	3 ML+3.25%	09/13/2023	337,752	339,863
Allnex USA, Inc.	BTL-B3	B1	B	5.21	3 ML+3.25%	09/13/2023	254,459	256,050
Ceramtec Group GMBH	BTL-B	B2	NR	TBD		03/07/2025	EUR 410,000	502,412
Chemours Co.	BTL-B	Baa3	BBB-	6.25	USFRBPLR+1.50%	05/12/2022	355,551	355,255
DuBois Chemicals, Inc.	1st Lien	B2	B-	5.13	1 ML+3.25%	03/01/2024	991,000	991,000
Gates Global LLC	BTL-B	B1	B+	5.05	3 ML+2.75%	04/01/2024	983,217	988,256
H.B. Fuller Company	BTL-B	Ba2	BB+	4.07	1 ML+2.25%	10/20/2024	1,636,775	1,643,790
MacDermid, Inc.	BTL-B6	B2	BB-	4.88	1 ML+3.00%	06/07/2023	502,087	504,974
Minerals Technologies, Inc.	BTL-B	Ba2	BB+	4.04	1 ML+2.25%	02/14/2024	629,673	634,788
Minerals Technologies, Inc.	BTL-B	Ba2	BB+	4.54	3 ML+2.25%	02/14/2024	263,462	265,603
Tronox Blocked Borrower LLC	BTL-B	Ba3	BB-	5.30	3 ML+3.00%	09/22/2024	289,121	291,471
Tronox Finance LLC	BTL-B	Ba3	BB-	5.30	3 ML+3.00%	09/22/2024	667,203	672,624
WR Grace & Co.	BTL-B1	Ba1	BBB-	TBD		04/03/2025	222,895	223,452
WR Grace & Co.	BTL-B2	Ba1	BBB-	TBD		04/03/2025	382,105	383,061

								8,052,599

Commercial Services & Supplies- 4.1%

ADS Waste Holdings, Inc.	BTL-B3	Ba3	BB+	3.98	1 WL+2.25%	11/10/2023	1,023,129	1,025,686
Brickman Group, Ltd.	1st Lien	B2	B	4.81-4.88	1 ML+3.00%	12/18/2020	1,378,989	1,386,531
Brickman Group, Ltd.	2nd Lien	Caa1	CCC+	8.31	1 ML+6.50%	12/17/2021	1,048,979	1,054,224
Camelot UK Holdco, Ltd.	1st Lien	B2	BB-	5.13	1 ML+3.25%	10/03/2023	1,014,627	1,020,244
Casella Waste Systems, Inc.	BTL-B	Ba3	BB-	4.31	1 ML+2.50%	10/17/2023	1,076,375	1,080,411
Clean Harbors, Inc.	BTL-B	Baa3	BBB-	3.88	1 ML+2.00%	06/27/2024	749,338	751,679
KAR Auction Services, Inc.	BTL-B5	Ba2	BB-	4.81	3 ML+2.50%	03/09/2023	435,930	437,838
PSAV Holdings LLC	1st Lien	B2	B	4.91	1 ML+3.25%	02/21/2025	393,665	393,665
PSAV Holdings LLC	1st Lien	B2	B	5.26	3 ML+3.25%	02/21/2025	476,335	476,335
PSAV Holdings LLC	2nd Lien	Caa2	CCC+	9.26	3 ML+7.25%	08/22/2025	870,000	872,175
Sedgwick Claims Management Services, Inc.	2nd Lien	Caa2	CCC+	7.63	1 ML+5.75%	02/28/2022	1,465,000	1,468,663

								9,967,451

Construction & Engineering- 1.8%

ATS Consolidated, Inc.	1st Lien	B1	B	5.40	1 ML+3.75%	02/28/2025	365,000	367,737
ATS Consolidated, Inc.	2nd Lien	Caa1	CCC+	9.40	1 ML+7.75%	02/23/2026	225,000	226,969
Brand Energy & Infrastructure Services, Inc.	BTL	B3	B	5.99-6.55	3 ML+4.25%	06/21/2024	2,233,125	2,249,563
Gopher Sub, Inc.	2nd Lien	Caa2	CCC	9.05	3 ML+6.75%	02/02/2026	190,000	190,950
Gopher Sub, Inc.	1st Lien	B2	B	5.30	3 ML+3.00%	02/03/2025	346,184	345,030
Gopher Sub, Inc.(7)	Delayed Draw	B2	B	1.50		02/03/2025	37,091	36,968
Ply Gem Industries, Inc.(6)	BTL-B	B2	B	TBD		03/28/2025	835,000	830,825

								4,248,042

Construction Materials- 0.6%

Quikrete Holdings, Inc.	1st Lien	B1	BB-	4.63	1 ML+2.75%	11/15/2023	1,403,846	1,409,549

Consumer Finance- 1.6%

Capital Automotive LP	2nd Lien	WR	CCC+	7.88	1 ML+6.00%	03/24/2025	470,971	473,325
GreenSky Holdings, Inc.	BTL-B	B1	B+	5.88	1 ML+4.00%	03/29/2025	1,750,000	1,745,625
Vantiv LLC	BTL-B3	Ba2	BBB-	3.78	1 ML+2.00%	10/14/2023	658,098	660,840
Vantiv LLC	BTL-B4	Ba2	BBB-	3.78	1 ML+2.00%	08/09/2024	1,075,000	1,080,375

								3,960,165

Containers & Packaging- 4.1%

Berry Plastics Holding Corp.	BTL-Q	Ba2	BBB-	3.74-3.88	1 ML+2.00%	10/01/2022	2,373,202	2,382,102
Berlin Packaging LLC	BTL-B	B2	B	4.92-5.13	1 ML+3.25%	10/01/2021	492,394	493,994
Crown Holdings, Inc.	BTL-B	Baa2	BB+	TBD		01/29/2025	520,000	524,364
Crown Holdings, Inc.	BTL	Baa2	BB+	TBD		01/18/2025	EUR 390,000	482,375
Flex Acquisition Co., Inc.	1st Lien	B1	B	4.69	3 ML+3.00%	12/29/2023	1,538,375	1,544,464
Plastipak Holdings, Inc.	BTL-B	Ba3	BB-	4.63	1 ML+2.75%	10/14/2024	631,825	634,721
ProAmpac PG Borrower LLC	1st Lien	B2	B	5.17-5.35	1 ML+3.50%	11/18/2023	885,103	892,111
ProAmpac PG Borrower LLC	2nd Lien	Caa2	CCC+	10.35	1 ML+8.50%	11/18/2024	385,000	390,294
Reynolds Group Holdings, Inc.	BTL	B1	B+	4.63	1 ML+2.75%	02/05/2023	2,595,557	2,607,946

								9,952,371

Diversified Consumer Services- 0.2%

Weight Watchers International, Inc.	BTL-B	Ba3	B	6.43	1 ML+4.75%	11/29/2024	95,818	96,496
Weight Watchers International, Inc.	BTL-B	Ba3	B	6.45	3 ML+4.75%	11/29/2024	442,370	445,503

								541,999

Diversified Financial Services- 1.1%

iPayment, Inc.	1st Lien	B1	B+	6.62	3 ML+5.00%	04/11/2023	778,390	778,390
NAB Holdings LLC	BTL-B	B2	B	5.30	3 ML+3.00%	07/01/2024	746,250	749,981
Nets Holding AS	BTL-B1E	B1	B	3.25	3 ME+3.25%	02/06/2025	EUR 905,000	1,109,888

								2,638,259

Diversified Telecommunication Services- 1.5%

Lumos Networks Operating Co.	BTL	B2	B	TBD		11/17/2024	689,985	693,003
Lumos Networks Operating Co.	1st Lien	B2	B	4.98	1 WL+3.25%	11/15/2024	804,511	808,030
Numericable Group SA	BTL-B12	B1	B+	4.72	3 ML+3.00%	01/31/2026	1,505,517	1,454,329
Telenet Bidco NV	BTL-AL	Ba3	BB-	4.28	1 ML+2.50%	03/01/2026	560,000	562,400

								3,517,762

Electric Utilities- 0.7%

Helix Gen Funding LLC	BTL-B	Ba2	BB	5.63	1 ML+3.75%	06/02/2024	1,211,720	1,222,659
Pike Corp.	BTL	B2	B	TBD		03/23/2025	505,000	509,103

								1,731,762

Electronic Equipment, Instruments & Components- 1.1%

Avantor, Inc.	1st Lien	B2	B	5.88	1 ML+4.00%	11/21/2024	498,750	503,737
Immucor, Inc.	BTL-B	B1	B-	7.30	3 ML+5.00%	06/15/2021	988,952	1,011,203
Ortho Clinical Diagnostics SA	BTL-B	B1	B-	5.63	1 ML+3.75%	06/30/2021	460,669	464,124
Techem GmbH	BTL-B	Ba3	BB-	3.00	3 ME+3.00%	10/02/2024	EUR 500,000	614,675

								2,593,739

Energy Equipment & Services- 0.3%

Paragon Offshore, Ltd.(5)(6)(9)†	Escrow Holding	NR	NR	6.00		07/18/2021	4,988	0
Seadrill Partners Finco LLC	BTL-B	Caa2	CCC+	8.30	3 ML+6.00%	02/21/2021	935,116	780,043

								780,043

Food & Staples Retailing- 1.0%

Albertson's LLC	BTL-B4	Ba2	BB-	4.63	1 ML+2.75%	08/25/2021	908,177	897,834
SF CC Intermediate Holdings, Inc.	1st Lien	Caa1	B	5.38	1 ML+3.50%	11/15/2022	575,000	566,615
U.S. Foods, Inc.	BTL-B	B1	BBB-	4.38	1 ML+2.50%	06/27/2023	992,586	998,927

								2,463,376

Food Products- 3.1%

B&G Foods, Inc.	BTL-B	Ba2	BB+	3.88	1 ML+2.00%	11/02/2022	404,203	406,055
CHG PPC Parent LLC	BTL-B	B2	B	TBD		03/31/2025	430,000	431,881
Hearthside Food Solutions LLC	BTL	B1	B	4.88	1 ML+3.00%	06/02/2021	1,092,994	1,096,637
Hostess Brands LLC	BTL-B	B1	BB-	4.13	1 ML+2.25%	08/03/2022	2,080,181	2,087,549
JBS USA LLC	BTL-B	B1	BB-	4.68	3 ML+2.50%	10/30/2022	478,780	476,865
Pinnacle Operating Corp.(5)(13)	BTL-B2	Caa1	NR	9.13	1 ML+7.25%	11/15/2021	747,686	700,956
Post Holdings, Inc.	BTL-B	Ba2	BB-	3.88	1 ML+2.00%	05/24/2024	2,312,525	2,316,500

								7,516,443

Health Care Equipment & Supplies- 1.6%

Catalent Pharma Solutions, Inc.	BTL-B	Ba3	BB	4.13	1 ML+2.25%	05/20/2024	1,144,145	1,148,118
Kinetic Concepts, Inc.	BTL-B	B1	B	5.55	3 ML+3.25%	02/02/2024	833,700	837,035
Sterigenics-Nordion Holdings LLC	BTL-B	B1	B	4.88	1 ML+3.00%	05/15/2022	1,857,781	1,861,651

								3,846,804

Health Care Providers & Services- 6.6%

Air Medical Group Holdings, Inc.	BTL-B1	B1	B	4.94	1 ML+3.25%	04/28/2022	700,344	702,861
Air Medical Group Holdings, Inc.	BTL-B2	B1	B	6.01	1 ML+4.25%	03/14/2025	296,875	299,473
Change Healthcare Holdings, Inc.	BTL-B	Ba3	B+	4.63	1 ML+2.75%	03/01/2024	1,485,000	1,487,887
CHS/Community Health Systems, Inc.	BTL-H	B2	B-	5.23	3 ML+3.25%	01/27/2021	676,433	649,375
Davis Vision, Inc.	1st Lien	B2	B	4.66	1 ML+3.00%	12/02/2024	872,813	868,994
DuPage Medical Group, Ltd.	BTL	B1	B	4.59	1 ML+2.75%	08/15/2024	930,331	930,331
DuPage Medical Group, Ltd.	2nd Lien	Caa1	CCC+	8.78	1 ML+7.00%	08/15/2025	765,000	768,825
Envision Healthcare Corp.	BTL-B	Ba3	BB-	4.88	1 ML+3.00%	12/01/2023	568,902	571,036
Genoa, a QoL Healthcare Co. LLC	1st Lien	B1	B	5.13	1 ML+3.25%	10/28/2023	925,953	931,354
Genoa, a QoL Healthcare Co. LLC(5)	2nd Lien	Caa1	CCC+	9.88	1 ML+8.00%	10/25/2024	500,000	505,000
Healogics, Inc.	1st Lien	B3	B-	6.28	3 ML+4.25%	07/01/2021	975,327	855,850
MPH Acquisition Holdings LLC	BTL-B	B1	B+	5.05	3 ML+2.75%	06/07/2023	2,503,588	2,514,541
NVA Holdings, Inc.	BTL-B3	B1	B	TBD		02/02/2025	100,000	100,125
Opal Acquisition, Inc.	BTL-B	B3	B-	5.69-6.30	3 ML+4.00%	11/27/2020	594,007	561,336
Pharmaceutical Product Development, Inc.	BTL	Ba3	B	4.38	1 ML+2.50%	08/18/2022	1,261,270	1,261,270
Pharmaceutical Product Development, Inc.	BTL	Ba3	B	4.80	3 ML+2.50%	08/18/2022	1,390,062	1,390,061
Surgery Center Holdings, Inc.	1st Lien	B1	B	5.13	1 ML+3.25%	09/02/2024	547,250	546,566
U.S. Renal Care, Inc.	BTL-B	B2	B	6.55	3 ML+4.25%	12/31/2022	1,001,086	1,005,152

								15,950,037

Hotels, Restaurants & Leisure- 8.2%

Aramark Services, Inc.	BTL-B1	Ba1	BBB-	3.88	1 ML+2.00%	03/11/2025	638,400	643,454
Aristocrat Leisure, Ltd.	BTL	Ba1	BB+	3.74	3 ML+2.00%	10/19/2024	608,475	611,137
Boyd Gaming Corp.	BTL-B3	Ba3	BB	4.24	1 WL+2.50%	09/15/2023	946,641	951,374
Caesars Entertainment Operating Co., Inc.	BTL-B	Ba3	BB	4.38	1 ML+2.50%	10/06/2024	2,139,638	2,151,483
Caesars Resort Collection LLC	BTL-B	Ba3	BB	4.63	1 ML+2.75%	12/22/2024	3,441,375	3,464,112
CityCenter Holdings LLC	BTL-B	B1	BB-	4.38	1 ML+2.50%	04/18/2024	1,174,369	1,179,139
Eldorado Resorts LLC	BTL-B	Ba2	BB	4.06-4.19	2 ML+2.25%	04/17/2024	1,385,638	1,389,102
Four Seasons Holdings, Inc.	1st Lien	B1	BB	3.88	1 ML+2.00%	11/30/2023	612,250	614,546
Golden Entertainment, Inc.	1st Lien	B1	B+	4.88	1 ML+3.00%	10/20/2024	1,970,063	1,970,062
Golden Entertainment, Inc.	2nd Lien	Caa1	CCC+	8.86	1 ML+7.00%	10/20/2025	1,075,000	1,075,672
Hilton Worldwide Finance LLC	BTL-B2	Ba1	BBB-	3.87	1 ML+2.00%	10/25/2023	742,812	746,441
Lindblad Expeditons, Inc.	BTL	B2	BB	5.95	6 ML+3.50%	03/27/2025	1,727,145	1,727,145

Lindblad Expeditons, Inc.	CTL	B2	BB	5.95	6 ML+3.50%	03/27/2025	222,855	222,855
Scientific Games International, Inc.	BTL-B5	Ba3	B+	4.63	1 ML+2.75%	08/14/2024	111,901	112,251
Scientific Games International, Inc.	BTL-B5	Ba3	B+	4.74	2 ML+2.75%	08/14/2024	472,024	473,499
Station Casinos, Inc.	BTL-B	Ba3	BB-	4.38	1 ML+2.50%	06/08/2023	693,400	695,134
Town Sports International Holdings, Inc.	BTL	B2	CCC+	5.38	1 ML+3.50%	11/15/2020	1,166,441	1,155,506
Wyndham Hotels & Resorts, Inc.	BTL-B	Baa3	BBB-	TBD		03/28/2025	475,000	475,000

								19,657,912

Household Durables- 0.3%

Installed Building Products, Inc.	BTL-B	B1	BB	4.38	1 ML+2.50%	04/15/2024	684,825	687,393

Household Products- 0.6%

Diamond (BC) BV	BTL	B1	B	3.25	2 ME+3.25%	09/06/2024	EUR 209,475	255,923
Diamond (BC) BV	BTL	B1	B	4.99	2 ML+3.00%	09/06/2024	912,713	911,001
Prestige Brands, Inc.	BTL-B4	Ba3	BB	3.88	1 ML+2.00%	01/26/2024	317,401	318,062

								1,484,986

Industrial Conglomerates- 0.4%

Ameriforge Group, Inc.(5)(8)	BTL	NR	NR	11.30	3 ML+8.00%	06/08/2022	107,194	107,015
UTEX Industries, Inc.	1st Lien	B3	CCC+	5.88	1 ML+4.00%	05/22/2021	812,340	792,539

								899,554

Insurance- 2.5%

Asurion LLC	BTL-B4	Ba3	B+	4.63	1 ML+2.75%	08/04/2022	937,634	942,908
Asurion LLC	BTL-B6	Ba3	B+	4.63	1 ML+2.75%	11/03/2023	851,163	856,635
Asurion LLC	2nd Lien	B3	B-	7.88	1 ML+6.00%	08/04/2025	850,000	873,375
Compass Investments, Inc.	BTL-B	B2	B	5.30	3 ML+3.00%	05/16/2024	1,999,950	2,004,950
Genworth Financial, Inc.	BTL	Ba3	B+	6.20	1 ML+4.50%	02/22/2023	370,000	375,781
Hub International, Ltd.	BTL-B	B1	B	4.84	3 ML+3.00%	10/02/2020	886,932	891,145

								5,944,794

Internet & Direct Marketing Retail- 1.1%

Acosta, Inc.	BTL	B3	CCC+	5.13	1 ML+3.25%	09/26/2021	1,335,212	1,125,750
Lands' End, Inc.	BTL-B	B3	B-	5.13	1 ML+3.25%	04/04/2021	921,632	875,090
Shutterfly, Inc.	BTL-B2	Ba3	BB-	TBD		08/17/2024	750,000	753,750

								2,754,590

Internet Software & Services- 0.8%

Go Daddy Operating Co. LLC	BTL-B1	Ba3	BB-	4.13	1 ML+2.25%	02/15/2024	991,426	993,767
Zayo Group LLC	BTL-B2	Ba2	BB	4.13	1 ML+2.25%	01/19/2024	906,388	910,778

								1,904,545

IT Services- 5.4%

CCC Information Services, Inc.	1st Lien	B2	B	4.88	1 ML+3.00%	04/27/2024	655,050	656,414
Evo Payments International	1st Lien	B1	B	5.88	1 ML+4.00%	12/22/2023	1,603,800	1,615,328
Evo Payments International(5)	2nd Lien	Caa1	B-	10.88	1 ML+9.00%	11/15/2024	645,000	648,225
First Data Corp.	BTL	Ba3	BB	4.12	1 ML+2.25%	04/26/2024	2,681,026	2,684,935
First Data Corp.	BTL	Ba3	BB	4.12	1 ML+2.25%	07/08/2022	1,571,195	1,573,355
Global Payments, Inc.	BTL-B3	Ba2	BBB-	3.63	1 ML+1.75%	04/21/2023	953,586	955,970
Tempo Acquisition LLC	BTL	B1	B	4.88	1 ML+3.00%	05/01/2024	1,009,739	1,013,840
WEX, Inc.	BTL-B2	Ba3	BB-	4.13	1 ML+2.25%	06/30/2023	2,098,135	2,110,594
Xerox Business Services LLC	BTL-B	Ba2	BB+	4.88	1 ML+3.00%	12/07/2023	1,757,750	1,765,075

								13,023,736

Leisure Equipment & Products- 0.6%

Hayward Industries, Inc.	1st Lien	B3	B	5.38	1 ML+3.50%	08/05/2024	303,475	304,423

SRAM LLC	BTL-B	B1	B	4.97-5.21	2 ML+3.25%	03/15/2024	1,225,997	1,225,997
SRAM LLC	BTL-B	B1	B	7.00	USFRBPLR+2.25%	03/15/2024	4,000	4,000

								1,534,420

Life Sciences Tools & Services- 0.8%

INC Research Holdings, Inc.	BTL-B	Ba2	BB-	4.13	1 ML+2.25%	08/01/2024	1,334,375	1,337,919
PAREXEL International Corp.	BTL-B	B1	B	4.63	1 ML+2.75%	09/27/2024	651,725	651,888

								1,989,807

Machinery- 5.5%

CIRCOR International, Inc.	1st Lien	B1	B+	5.24	1 ML+3.50%	12/11/2024	1,436,400	1,439,991
Clark Equipment Co.	BTL-B	Ba3	BB-	4.30	3 ML+2.00%	05/18/2024	915,651	916,032
Columbus McKinnon Corp.	BTL-B	Ba3	NR	4.80	3 ML+2.50%	01/31/2024	1,025,139	1,028,983
Crosby US Acquisition Corp.	1st Lien	Caa1	B-	4.90	3 ML+3.00%	11/23/2020	1,011,043	992,339
Gardner Denver, Inc.	BTL-B	B2	B+	5.05	3 ML+2.75%	07/30/2024	1,302,948	1,308,920
Gardner Denver, Inc.	BTL-B	B2	B+	3.00	3 ME+3.00%	07/30/2024	EUR 1,045,745	1,281,375
Harsco Corp.	BTL-B1	Ba1	NR	4.94	1 ML+3.00%	12/06/2024	1,118,721	1,132,239
Navistar International Corp.	1st Lien	Ba3	B+	5.21	1 ML+3.50%	11/06/2024	935,000	940,844
NN, Inc.	BTL	B2	B+	5.13	1 ML+3.25%	04/02/2021	1,713,600	1,709,316
Pro Mach Group, Inc.	BTL-B	B2	B-	TBD		03/07/2025	750,000	750,670
Utility One Source LP	BTL-B	B2	B	7.38	1 ML+5.50%	04/18/2023	620,561	637,627
WireCo WorldGroup, Inc.	1st Lien	Caa1	B+	7.48	3 ML+5.50%	09/30/2023	615,625	623,128
Zodiac Pool Solutions LLC	BTL-B	Ba3	BB	TBD		03/31/2025	440,000	440,715

								13,202,179

Media- 8.3%

Advantage Sales & Marketing LLC	1st Lien	B1	B	5.02	3 ML+3.25%	07/23/2021	1,693,881	1,655,768
Advantage Sales & Marketing LLC	2nd Lien	Caa1	CCC+	8.27	3 ML+6.50%	07/25/2022	1,000,000	950,000
Altice Financing SA	1st Lien	B1	BB-	4.47	3 ML+2.75%	01/31/2026	1,286,775	1,260,503
Charter Communications Operating LLC	BTL-B	Ba1	BBB-	3.88	1 ML+2.00%	04/30/2025	813,025	815,668
Cineworld Limited	BTL	B1	BB-	2.63	1 ME+2.63%	02/28/2025	EUR 420,000	515,389
Cineworld Finance US, Inc.	BTL	B1	BB-	4.38	1 ML+2.50%	02/28/2025	1,025,000	1,023,206
CSC Holdings, Inc.	1st Lien	Ba2	BB-	4.04	1 ML+2.25%	07/17/2025	506,795	505,908
CSC Holdings, Inc.	BTL-B	Ba2	BB-	4.28	1 ML+2.50%	01/25/2026	700,000	699,562
Delta 2 (Lux) SARL	BTL	B2	B+	4.38	1 ML+2.50%	02/21/2024	2,525,951	2,529,108
Getty Images, Inc.	BTL-B	B3	CCC	5.80	3 ML+3.50%	10/18/2019	655,374	627,247
ION Media Networks, Inc.	BTL-B3	B1	B+	4.54	2 ML+2.75%	12/18/2020	2,412,221	2,417,246
Meredith Corp.	BTL-B	Ba2	BB	4.88	1 ML+3.00%	01/31/2025	500,000	502,709
Sinclair Television Group, Inc.	BTL-B1	Ba1	BB+	TBD		12/12/2024	1,825,000	1,832,756
Unitymedia Hessen GmbH & Co. KG	BTL-D	Ba3	BB-	4.03	1 ML+2.25%	01/15/2026	1,085,000	1,082,288
Unitymedia Hessen GmbH & Co. KG	BTL-B	Ba3	BB-	4.03	1 ML+2.25%	09/30/2025	1,260,000	1,259,055
Univision Communications, Inc.	BTL-C5	B2	BB-	4.63	1 ML+2.75%	03/15/2024	754,025	741,890
UPC Financing Partnership	BTL-AR	Ba3	BB	4.28	1 ML+2.50%	01/15/2026	500,000	501,429
Virgin Media Investments, Ltd.	BTL-K	Ba3	BB-	4.28	1 ML+2.50%	01/15/2026	500,000	502,500
Ziggo Secured Finance Partners	BTL-E	B1	BB-	4.28	1 ML+2.50%	04/15/2025	500,000	496,250

								19,918,482

Metals & Mining- 1.2%

American Rock Salt Co. LLC	1st Lien	B3	B	5.59	3 ML+3.75%	03/21/2025	2,003,285	2,012,050
Signode Industrial Group U.S., Inc.	BTL-B	B1	B	4.40	3 ML+2.75%	05/04/2021	473,134	471,360
Signode Industrial Group U.S., Inc.	BTL-B	B1	B	6.50	USFRBPLR+1.75%	05/04/2021	450,604	448,914

								2,932,324

Multiline Retail- 0.2%

Neiman Marcus Group, Inc.	BTL	Caa1	CCC	4.94	1 ML+3.25%	10/25/2020	668,575	576,228

Oil, Gas & Consumable Fuels- 6.1%

Ascent Resources Marcellus LLC(6)	1st Lien	NR	NR	TBD		03/30/2023	260,833	260,833

Arch Coal, Inc.	BTL-B	Ba3	BB	5.13	1 ML+3.25%	03/07/2024	2,168,100	2,168,100
BCP Raptor LLC	BTL-B	B3	B+	6.04	2 ML+4.25%	06/24/2024	823,775	828,100
BCP Renaissance Parent LLC	BTL-B	B1	B+	5.77	3 ML+4.00%	10/31/2024	1,405,000	1,412,727
California Resources Corp.	1st Lien	B2	B	6.57	1 ML+4.75%	12/31/2022	395,000	401,172
California Resources Corp.	2nd Lien	Caa1	B	12.23	1 ML+10.38%	12/31/2021	500,000	560,000
Chesapeake Energy Corp.	BTL	B1	BB-	9.44	3 ML+7.50%	08/23/2021	630,000	667,997
Chief Exploration & Development LLC	2nd Lien	NR	NR	8.42	2 ML+6.50%	05/16/2021	2,160,000	2,138,400
Foresight Energy LLC	1st Lien	B2	B	7.63	1 ML+5.75%	03/28/2022	2,020,819	1,979,139
Medallion Midland Acquisition LLC	1st Lien	B2	BB-	5.13	1 ML+3.25%	10/30/2024	473,813	473,813
Peabody Energy Corp.	1st Lien	Ba3	BB	5.38	1 ML+3.50%	03/31/2022	495,301	500,254
Philadelphia Energy Solutions LLC(6)	BTL-B	NR	NR	8.75	USFRBPLR+4.00%	04/04/2018	909,638	732,258
Power Buyer LLC	1st Lien	B2	B	5.55	3 ML+3.25%	02/27/2025	1,293,033	1,289,800
Power Buyer LLC	2nd Lien	Caa2	CCC+	9.55	3 ML+7.25%	02/27/2026	585,000	581,344
Traverse Midstream Partners LLC	BTL	B1	B+	5.85	3 ML+4.00%	09/27/2024	750,000	754,532

								14,748,469

Personal Products- 1.8%

Coty, Inc.(6)	BTL-B	Ba2	BB+	TBD		03/26/2025	EUR 825,000	1,012,583
Coty, Inc.(6)	BTL-B	Ba2	BB+	TBD		03/26/2025	1,522,162	1,518,357
Galleria Co.	BTL-B	Ba2	BB+	4.69	1 ML+3.00%	09/29/2023	990,025	990,025
Revlon Consumer Products Corp.	BTL-B	B3	CCC+	5.38	1 ML+3.50%	09/07/2023	1,083,500	855,664

								4,376,629

Pharmaceuticals- 1.0%

Endo Luxembourg Finance Co.	BTL-B	Ba2	BB-	6.19	1 ML+4.25%	04/29/2024	1,606,606	1,603,393
Valeant Pharmaceuticals International, Inc.	BTL-BF4	Ba3	BB-	5.24	1 ML+3.50%	04/01/2022	807,555	815,731

								2,419,124

Professional Services- 0.7%

On Assignment, Inc.	BTL-B4	Ba2	BB	TBD		02/21/2025	565,000	566,695
Ceridian Corp.	BTL	Ba3	B-	5.38	1 ML+3.50%	09/15/2020	732,865	733,094
Team Health, Inc.	1st Lien	B2	B	4.63	1 ML+2.75%	02/06/2024	494,367	472,121

								1,771,910

Real Estate Investment Trusts- 1.3%

Iron Mountain, Inc.	BTL-B	Ba3	BB	TBD		01/02/2026	525,000	524,563
MGM Growth Properties LLC	BTL-B	Ba3	BB+	3.88	1 ML+2.00%	04/25/2023	981,197	983,160
VICI Properties 1 LLC	BTL-B	Ba3	BBB-	3.85	1 ML+2.00%	12/20/2024	1,703,864	1,708,834

								3,216,557

Real Estate Management & Development- 0.3%

DTZ US Borrower LLC	1st Lien	B1	B+	5.02-5.55	3 ML+3.25%	11/04/2021	751,923	747,850
DTZ US Borrower LLC	2nd Lien	B3	B-	10.02	3 ML+8.25%	11/04/2022	92,340	91,648

								839,498

Road & Rail- 0.7%

Fly Funding II SARL	BTL-B	Ba2	BB+	3.80	3 ML+2.00%	02/09/2023	1,176,714	1,176,714
Kenan Advantage Group, Inc.	BTL	B1	B+	4.88	1 ML+3.00%	07/31/2022	411,135	412,420
Kenan Advantage Group, Inc.	BTL-B	B1	B+	4.88	1 ML+3.00%	07/31/2022	99,356	99,667

								1,688,801

Semiconductors & Semiconductor Equipment- 0.2%

Integrated Device Technology, Inc.	BTL-B	Baa3	BB	4.88	1 ML+3.00%	04/04/2024	534,600	535,936

Software- 3.8%

Almonde, Inc.	1st Lien	B2	B-	5.48	3 ML+3.50%	06/13/2024	1,248,725	1,246,991
Almonde, Inc.	2nd Lien	Caa2	CCC	9.23	3 ML+7.25%	06/13/2025	230,000	227,604
Ascend Learning LLC	BTL-B	B2	B+	4.88	1 ML+3.00%	07/12/2024	681,575	682,995

Epicore Software Co.	1st Lien	B2	B-	5.13	1 ML+3.25%	06/01/2022	1,113,859	1,118,191
Hyland Software, Inc.	1st Lien	B1	B	5.13	1 ML+3.25%	07/01/2022	843,522	851,430
Hyland Software, Inc.	2nd Lien	Caa1	CCC+	8.88	1 ML+7.00%	07/07/2025	435,000	437,039
Lawson Software, Inc.	BTL-B6	B1	B	4.63	1 ML+2.75%	02/01/2022	688,680	690,033
MA FinanceCo. LLC	BTL-B3	B1	BB-	4.63	1 ML+2.75%	06/21/2024	128,978	126,989
Quest Software US Holdings, Inc.	BTL-B	B2	B	7.27	3 ML+5.50%	10/31/2022	255,000	259,303
RP Crown Parent LLC	BTL-B	B1	B	4.88	1 ML+3.00%	10/12/2023	878,875	881,512
Seattle Spinco, Inc.	BTL-B3	B1	BB-	4.63	1 ML+2.75%	06/21/2024	871,022	869,062
SS&C Technologies, Inc.	BTL-B1	Ba3	BB	4.13	1 ML+2.25%	07/08/2022	841,805	846,014
SS&C Technologies, Inc.	BTL-B2	Ba3	BB	4.13	1 ML+2.25%	07/08/2022	9,581	9,629
SS&C Technologies, Inc.	BTL	Ba3	BB	TBD		02/28/2025	251,268	252,446
SS&C Technologies, Inc.	BTL	Ba3	BB	TBD		04/16/2025	704,359	707,661

								9,206,899

Specialty Retail- 2.1%

At Home Holding III, Inc.	BTL	B2	B	5.27	3 ML+3.50%	06/03/2022	683,762	686,753
Bass Pro Group LLC	BTL-B	B1	B+	6.88	1 ML+5.00%	09/25/2024	1,232,553	1,219,919
EG Group Limited	BTL-B2	NR	NR	TBD		01/31/2025	EUR 60,908	74,436
EG Group Limited	BTL-B	B2	B	TBD		01/28/2025	EUR 203,434	248,616
EG Group Limited	BTL-B	B2	B	TBD		01/18/2025	EUR 133,998	163,693
Harbor Freight Tools USA, Inc.	BTL-B	Ba3	BB-	4.38	1 ML+2.50%	08/19/2023	498,851	499,197
J. Crew Operating Corp.	BTL-B	Caa2	CCC	4.85-4.88	1 ML+3.00%	03/05/2021	337,643	244,791
J. Crew Operating Corp.	BTL-B	Caa2	CCC	5.30	3 ML+3.00%	03/05/2021	388,913	281,962
PetSmart, Inc.	BTL-B2	B1	CCC+	4.68	1 ML+3.00%	03/11/2022	1,062,517	850,678
Staples, Inc.	BTL-B	B1	B+	5.79	3 ML+4.00%	09/12/2024	867,825	859,509

								5,129,554

Trading Companies & Distributors- 2.0%

ABC Supply Co., Inc.	BTL-B	B1	BB+	4.38	1 ML+2.50%	10/31/2023	1,000,369	1,001,620
Beacon Roofing Supply, Inc.	BTL-B	B1	BB+	3.94	1 ML+2.25%	01/02/2025	450,000	451,750
Nexeo Solutions LLC	BTL-B1	B3	NR	5.02	1 ML+3.25%	06/09/2023	443,315	448,025
Nexeo Solutions LLC	BTL-B1	B3	NR	5.23-5.55	3 ML+3.25%	06/09/2023	865,486	874,682
HD Supply, Inc.	BTL-B4	Ba3	BB+	4.80	3 ML+2.50%	10/17/2023	1,333,176	1,341,508
Univar, Inc.	BTL-B3	B1	BB	4.38	1 ML+2.50%	07/01/2024	646,620	650,560

								4,768,145

Water Utilities- 0.1%

HD Supply Waterworks, Inc.	BTL-B	B2	B+	5.01	3 ML+3.00%	08/01/2024	148,837	149,209
HD Supply Waterworks, Inc.	BTL-B	B2	B+	5.21	6 ML+3.00%	08/01/2024	170,363	170,789

								319,998

Wireless Telecommunication Services- 0.8%

Sprint Communications, Inc.	BTL-B	Ba2	BB-	4.44	1 ML+2.50%	02/02/2024	1,980,000	1,979,382

Total Loans (cost $226,528,408)								226,223,453

U.S. CORPORATE BONDS & NOTES- 5.3%
Building Products- 0.5%

Beacon Escrow Corp.*	Company Guar. Notes	B3	B+	4.88		11/01/2025	705,000	671,513
FBM Finance, Inc.*	Senior Sec. Notes	B3	B+	8.25		08/15/2021	516,000	539,220

								1,210,733

Commercial Services & Supplies- 0.5%

Reynolds Group Issuer, Inc. FRS*	Senior Sec. Notes	B1	B+	5.22	3 ML+3.50	07/15/2021	1,245,000	1,260,562

Construction & Engineering- 0.4%

Brand Energy and Infrastructure Services, Inc.*	Senior Notes	Caa2	CCC+	8.50		07/15/2025	1,000,000	1,041,250

Consumer Finance- 0.3%

Freedom Mortgage Corp.*	Senior Notes	B2	B-	8.13	11/15/2024	500,000	512,500
Navient Corp.	Senior Notes	Ba3	B+	6.50	06/15/2022	300,000	310,125

							822,625

Containers & Packaging- 0.3%

Flex Acquisition Co., Inc.*	Senior Notes	Caa1	CCC+	6.88	01/15/2025	635,000	628,650

Diversified Financial Services- 0.3%

Arch Merger Sub, Inc.*	Company Guar. Notes	B3	B-	8.50	09/15/2025	650,000	601,250

Health Care Providers & Services- 0.8%

NVA Holdings, Inc.*	Company Guar. Notes	Caa2	CCC+	6.88	04/01/2026	1,430,000	1,440,725
Rede D'or Finance Sarl*	Company Guar. Notes	NR	BB-	4.95	01/17/2028	415,000	394,250

							1,834,975

Insurance- 0.6%

Springleaf Finance Corp.	Company Guar. Notes	B2	B	6.13	05/15/2022	500,000	508,300
Springleaf Finance Corp.	Company Guar. Notes	B2	B	6.88	03/15/2025	385,000	386,444
USIS Merger Sub, Inc.*	Senior Notes	Caa2	CCC+	6.88	05/01/2025	500,000	500,000

							1,394,744

IT Services- 0.4%

First Data Corp.*	Company Guar. Notes	B3	B	7.00	12/01/2023	1,000,000	1,049,700

Multi Utilities- 0.0%

Texas Competitive Electric Holdings Co. LLC*(5)	Escrow Notes	NR	NR	6.25	10/01/2020	4,174,956	31,312

Oil, Gas & Consumable Fuels- 0.9%

Foresight Energy/Finance*	Sec. Notes	Caa2	CCC	11.50	04/01/2023	715,000	579,150
Vine Oil & Gas LP / Vine Oil & Gas Finance Corp.*	Company Guar. Notes	Caa2	CCC+	8.75	04/15/2023	1,215,000	1,132,987
Warrior Met Coal, Inc.*	Senior Sec. Notes	B3	B	8.00	11/01/2024	525,000	534,188

							2,246,325

Machinery- 0.1%

BlueLine Rental*	Sec. Notes	Caa1	B	9.25	03/15/2024	325,000	348,459

Personal Products- 0.1%

Revlon Escrow Corp.	Company Guar. Notes	Caa3	CCC	6.25	08/01/2024	505,000	311,206

Real Estate Investment Trusts- 0.0%

VICI Properties 1 LLC / VICI FC, Inc.	Sec. Notes	B1	BB	8.00	10/15/2023	36,439	40,356

Total U.S. Corporate Bonds & Notes (cost $13,140,074)							12,822,147

FOREIGN CORPORATE BONDS & NOTES- 1.2%

Containers & Packaging- 0.3%

Ardagh Packaging Finance PLC*	Company Guar. Notes	B3	B	7.25	05/15/2024	685,000	728,669

Metals & Mining- 0.3%

Costellium NV*	Senior Notes	B3	B-	6.63	03/01/2025	655,000	663,187

Pharmaceuticals- 0.6%

Endo, Ltd./Endo Finance LLC*	Company Guar. Notes	B3	CCC+	6.00	07/15/2023	560,000	422,800
Valeant Pharmaceuticals*	Senior Sec. Notes	Ba3	BB-	7.00	03/15/2024	630,000	656,775
Valeant Pharmaceuticals*	Company Guar. Notes	Caa1	B-	7.00	12/15/2025	385,000	382,594

							1,462,169

Total Foreign Corporate Bonds & Notes (cost $2,909,845)						2,854,025

COMMON STOCKS- 0.6%
Energy Equipment & Services- 0.0%

Paragon Offshore, Litigation Trust, Class A†(5)(9)					1,242	1,325
Paragon Offshore, Litigation Trust, Class B†(5)(9)					621	18,320

						19,645

Industrial Conglomerates- 0.3%

AFG Holdings, Inc.†(5)(9)					14,309	643,905

Media- 0.0%

Vivial†(5)(6)(9)					1,136	23,106

Oil, Gas & Consumable Fuels- 0.3%

Ascent Resources Marcellus LLC, Class A†(6)					187,384	594,944
TE Holdcorp LLC, Class A†(5)(6)(9)					44,278	55,348

						650,292

Total Common Stocks (cost $3,796,268)						1,336,948

PREFERRED SECURITIES/CAPITAL SECURITIES- 0.9%
Banks- 0.9%

Banco Bilbao Vizcaya Argentaria SA(10)	Ba2	NR	6.13	11/16/2027	800,000	775,600
Banco Bilbao Vizcaya Argentaria SA(10)	NR	NR	9.00	05/09/2018	400,000	402,152
Itau Unibanco Holding SA*(10)	B2	NR	6.13	12/12/2022	500,000	490,000
Societe Generale SA(10)	Ba2	BB+	8.25	11/29/2018	400,000	412,000

Total Preferred Securities/Capital Securities (cost $2,154,077)						2,079,752

WARRANTS-
Oil, Gas & Consumable Fuels- 0.0%

Ascent Resources Marcellus LLC†(6) Expires 03/30/2023 (strike price $6.15) (cost $4,625)					48,515	4,852

Total Long-Term Investment Securities (cost $248,533,297)						245,321,177

SHORT-TERM INVESTMENT SECURITIES- 0.9%
Registered Investment Companies - 0.9%

State Street Institutional Liquid Reserves Fund, Administration Class 1.52%(11) (cost $2,260,338)					2,260,472	2,260,020

REPURCHASE AGREEMENTS- 2.1%

Bank of America Securities LLC Joint Repurchase Agreement(12)					1,340,000	1,340,000
Barclays Capital, Inc. Joint Repurchase Agreement(12)					780,000	780,000
BNP Paribas SA Joint Repurchase Agreement(12)					1,330,000	1,330,000
Deutsche Bank AG Joint Repurchase Agreement(12)					1,035,000	1,035,000
RBS Securities, Inc. Joint Repurchase Agreement(12)					515,000	515,000

Total Repurchase Agreements (cost $5,000,000)						5,000,000

TOTAL INVESTMENTS (cost $255,793,635)					105.1%	252,581,197
Liabilities in excess of other assets					(5.1)	(12,137,858)

NET ASSETS					100.0%	$240,443,339

BTL	Bank Term Loan
CTL	Cayman Term Loan
EUR	Euro Currency
NR	Security is not rated.
FRS—Floating Rate Security
The rates shown on FRS are the current interest rates as of March 31, 2018 and unless noted otherwise, the dates shown are the original maturity dates.
TBD - Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to the settlement.
†	Non-income producing security
*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no rights to demand registration of these securities. At March 31, 2018, the aggregate value of these securities was $14,609,741, representing 6.1% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
**	Denominated in United States Dollars unless otherwise noted.
(1)	Bank loans rated below Baa by Moody’s Investor Service, Inc. or BBB by Standard & Poor’s Group are considered below investment grade. Ratings provided are as of March 31, 2018.
(2)	Based on the stated maturity, the weighted average to maturity of the loans held in the portfolio is approximately 72 months. Loans in the Fund’s portfolio are generally subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments may occur. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.
(3)	The Fund invests in senior loans which generally pay interest at rates which are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the London Inter-Bank Offer Rate (“LIBOR”) or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. Senior loans are generally considered to be restrictive in that the Fund is ordinarily contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a senior loan.
(4)	All loans in the portfolio were purchased through assignment agreements unless otherwise indicated.
(5)	Illiquid security. At March 31, 2018, the aggregate value of these securities was $2,734,512, representing 1.1% of net assets.
(6)	Security classified as Level 3 (see Note 1).
(7)	All or a portion of this holding is subject to unfunded loan commitments (see Note 3).
(8)	“Payment-in-Kind” (PIK) security—Income may be paid in additional securities or cash at the discretion of the issuer. The security is currently paying interest in cash at 10.30%. The security is also currently paying interest in the form of additional loans at 1.00%.
(9)	Denotes a restricted security that: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended (the “1933 Act”); (b) is subject to a contractual restriction on public sales; or (c) is otherwise subject to a restriction on sales by operation of applicable law. Restricted securities are valued pursuant to Note 1. Certain restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the 1933 Act. The Fund has no right to demand registration of these securities. The risk of investing in certain restricted securities is greater than the risk of investing in the securities of widely held, publicly traded companies. To the extent applicable, lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, certain restricted securities may exhibit greater price volatility than securities for which secondary markets exist. As of March 31, 2018, the Fund held the following restricted securities:

Description	Acquisition Date	Shares	Acquisition Cost	Value	Value Per Share	% of Net Assets
Loans
Paragon Offshore, Ltd. Escrow Holding	07/18/2016	4,988	$0	$0	$0.00	0.00%
Common Stocks
AFG Holdings, Inc.	01/22/2013	14,309	911,111	643,905	45.00	0.27
Paragon Offshore Litigation Trust, Class A	07/11/2014	1,242	704	1,325	1.07	0.00
Paragon Offshore Litigation Trust, Class B	10/21/2014	621	10,557	18,320	29.50	0.01
TE Holdcorp LLC, Class A	11/21/2013	44,278	1,638,216	55,348	1.25	0.02
Vivial	04/24/2008	1,136	668,529	23,106	20.34	0.01

				$742,004		0.31%

(10)	Perpetual maturity—maturity date reflects the next call date.
(11)	The rate shown is the 7-day yield as of March 31, 2018.
(12)	See Note 2 for details of the Joint Repurchase Agreement.
(13)	“Payment-in-Kind” (PIK) security—Income may be paid in additional securities or cash at the discretion of the issuer. The security is currently paying interest in cash at 7.38%. The security is also currently paying interest in the form of additional loans at 1.75%.

Index Legend

1 ME—1 Month Euribor

1 ML—1 Month USD LIBOR

1 WL—1 Week USD LIBOR

2 ME—2 Month Euribor

2 ML—2 Month USD LIBOR

3 ML—3 Month USD LIBOR

USFRBPLR—US Federal Reserve Bank Prime Loan Rate

Forward Foreign Currency Contracts

Counterparty	Contract to Deliver		In Exchange For		Delivery Date	Unrealized Appreciation	Unrealized Depreciation
Barclays Bank PLC	EUR	823,000	USD	1,014,748	04/30/2018	$214	$—
Morgan Stanley and Co. International PLC	EUR	4,409,872	USD	5,453,380	04/30/2018	17,216	—

Net Unrealized Appreciation (Depreciation)						$17,430	$—

EUR—Euro Currency

USD—United States Dollar

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2018 (see Note 1):

	Level 1 - Unadjusted Quoted Prices	Level 2- Other Observable Inputs	Level 3-Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Loans:
Construction & Engineering	$—	$3,417,217	$830,825	$4,248,042
Energy Equipment & Services	—	780,043	0	780,043
Oil, Gas & Consumable Fuels	—	13,755,378	993,091	14,748,469
Personal Products	—	1,845,689	2,530,940	4,376,629
Other Industries	—	202,070,270	—	202,070,270
U.S. Corporate Bonds & Notes	—	12,822,147	—	12,822,147
Foreign Corporate Bonds & Notes	—	2,854,025	—	2,854,025
Common Stocks:
Media	—	—	23,106	23,106
Oil, Gas & Consumable Fuels	—	—	650,292	650,292
Other Industries	—	663,550	—	663,550
Preferred Securities/Capital Securities	—	2,079,752	—	2,079,752
Warrants	—	—	4,852	4,852
Short-Term Investment Securities	2,260,020	—	—	2,260,020
Repurchase Agreements	—	5,000,000	—	5,000,000

Total Investments at Value	$2,260,020	$245,288,071	$5,033,106	$252,581,197

Other Financial Instruments:@
Forward Foreign Currency Contracts	$—	$17,430	$—	$17,430

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

@ Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. There were no material transfers between Levels during the reporting period.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Loans	Common Stocks	Warrants

Balance as of 12/31/2017	$—	$94,746	$—
Accrued Discounts	343	—	—
Accrued Premiums	—	—	—
Realized Gain	—	—	—
Realized Loss	—	—	—
Change in unrealized appreciation(1)	12,185	28,327	227
Change in unrealized depreciation(1)	(343)	(16,826)	—
Net purchases	3,610,413	567,151	4,625
Net sales	—	—	—
Transfers into Level 3	732,258	—	—
Transfers out of Level 3	—	—	—

Balance as of 03/31/2018	$4,354,856	$673,398	$4,852

(1)	The total change in unrealized appreciation (depreciation) attributable to Level 3 investments still held at March 31, 2018 includes:

Loans	Common Stocks	Warrants
$11,842	$11,501	$227

Any differences between the change in appreciation (depreciation) in the Level 3 reconciliation and the total change in unrealized appreciation (depreciation) is attributable to securities sold/no longer held at March 31, 2018.

The following is quantitative information about Level 3 fair value measurements:

Description	Fair Value at 3/31/18	Valuation Technique(s)	Unobservable Input (1)	Range (weighted average)
Loans	$3,361,765	Market Approach	Market Transaction Price*	$99.50-$122.74 ($107.33)
	$993,091	Market Approach	Market Bid*	$80.50-$100.00 ($90.25)
	$0	Income Approach	Potential Future Cash Flows*	$0.0000
Common Stock	$650,292	Market Approach	Market Bid*	$1.25-$3.175 ($2.21)
	$23,106	Market Approach	Last Twelve Months Revenue Multiple*	4.78x
			Discount for Lack of Marketability	10.00%
Warrants	$4,852	Market Approach	Market Bid*	$0.10

(1)	The significant unobservable inputs regarding the Level 3 securities in the table above are attributable to private securities and include assumptions made from non-public financial statements, private transactions, and/or market comparables. For those unobservable inputs indicated with *, a significant increase (decrease) in any of those inputs in isolation may result in a significantly higher (lower) fair value measurement, while the remaining unobservable inputs have an inverse relationship.

See Notes to Portfolio of Investments

NOTES TO PORTFOLIO OF INVESTMENTS — March 31, 2018 — (unaudited)

Note 1. Security Valuation

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. generally accepted accounting principles (“GAAP”), the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Fund would receive upon selling an asset or transferring a liability in a timely transaction to an independent third party in the principal or most advantageous market. GAAP establishes a three-tier hierarchy to provide more transparency around the inputs used to measure fair value and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tiers are as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board of Directors (the “Board”), etc.)

Level 3—Significant unobservable inputs (includes inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is recently issued and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The summary of the Fund’s assets and liabilities classified in the fair value hierarchy as of December 31, 2017, is reported on a schedule following the Portfolio of Investments.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded and are generally categorized as Level 1. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the New York Stock Exchange (“NYSE”), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, the Fund uses the exchange that is the primary market for the security. Such securities are generally categorized as Level 1. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund’s shares, and the Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on the review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities and foreign equity futures contracts, the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices, and when so adjusted, such securities and futures are generally categorized as Level 2.

Bonds, debentures, and other debt securities are valued at evaluated bid prices obtained for the day of valuation from a Board-approved pricing service, and are generally categorized as Level 2. The pricing service may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spread models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a price is unavailable from a Board-approved pricing service, the securities may be priced at the mean of two independent quotes obtained from brokers.

Senior secured floating rate loans (“Loans”) are valued at the average of available bids in the market for such Loans, as provided by a Board-approved loan pricing service, and are generally categorized as Level 2.

Investments in registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in registered investment companies are generally categorized as Level 1.

Swap contracts traded on national securities exchanges are valued at the closing price of the exchange on which they are traded or if a closing price of the exchange is not available, the swap will be valued using a mid valuation provided by a Board-approved pricing service, and are generally categorized as Level 2. Swap contracts traded in the over-the-counter (“OTC”) market are valued at a mid valuation provided by a Board-approved pricing service, and are generally categorized as Level 2. Forward foreign currency contracts (“forward contracts”) are valued at the 4:00 pm Eastern time forward rate and are generally categorized as Level 2.

The Board is responsible for the share valuation process and has adopted policies and procedures (the “PRC Procedures”) for valuing the securities and other assets held by the Fund, including procedures for the fair valuation of securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee, which is responsible for, among other things, making certain determinations in connection with the Fund’s fair valuation procedures. Securities for which market quotations are not readily available or the values of which may be significantly impacted by the occurrence of developments or significant events are generally categorized as Level 3. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

Derivative Instruments:

Forward Foreign Currency Contracts: During the period, the Fund used forward contracts to protect against uncertainty in the level of future exchange rates.

A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the cumulative change in market value is recorded by the Fund as unrealized appreciation or depreciation. On the settlement date, the Fund records either realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks to the Fund of entering into forward contracts include counterparty risk, market risk and illiquidity risk. Counterparty risk arises upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, the Fund’s loss will generally consist of the net amount of contractual payments that the Fund has not yet received though the Fund’s maximum exposure due to counterparty risk could extend to the notional amount of the contract. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reported on the Statement of Assets and Liabilities. Illiquidity risk arises because the secondary market for forwards may have less liquidity relative to markets for other securities. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments.

Forward foreign currency contracts outstanding at the end of the period, if any, are reported on a schedule following the Fund’s Portfolio of Investments.

Swap Contracts: The Fund may enter into credit default, interest rate, equity and/or total return swap contracts. Swap contracts are privately negotiated in the OTC market and may be entered into as a bilateral contract or a centrally cleared contract (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and a Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash collateral for centrally cleared swap contracts.. Unlike a bilateral swap contract, for centrally cleared swaps, the Fund has no credit exposure to the counterparty as the CCP stands between the Fund and the counterparty. Swaps are marked-to-market daily and the changes in value are recorded as an unrealized gain (loss). The daily change in valuation of swap contracts, if any, is recorded as unrealized appreciation (depreciation) on swap contracts. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. The Fund amortizes upfront payments and receipts on swap contracts on a daily basis. Net periodic payments made or received by a Fund is included as part of realized gain (loss).

Credit Default Swap Agreements: During the period, the Fund used credit default swaps to manage credit risk and to express active credit views to enhance returns.

Credit default swaps generally are contracts in which one party makes periodic fixed-rate payments or a one time premium payment (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified payment in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. As a buyer of protection on credit default swaps, a Fund will make periodic payments, similar to an insurance premium and the seller of protection agrees to compensate the Fund for future potential losses as a result of a credit event on the reference bond or other asset. A Fund effectively transfers the credit event risk of the reference bond or asset from it to the seller of protection. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swaps on corporate issues or sovereign issues of an emerging market country are contracts in which the buyer of protection makes periodic fixed payments or a one time premium payment to the seller of protection in exchange for the right to receive a specified payment in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce credit risk where the Portfolio owns or has exposure to the referenced obligation) or to take a speculative credit position with an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swaps on asset-backed securities are contracts in which the buyer of protection makes periodic fixed-rate payments or a one time premium payment to the seller of protection in exchange for the right to receive a specified payment in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging market country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take a speculative credit position with an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swaps on credit indices are generally contracts in which the buyer of protection makes periodic fixed-rate payments or a one time premium payment to the seller of protection in exchange for the right to receive a specified payment in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds which is less expensive than it would be to enter into many credit default swaps to achieve a similar effect. Credit-default swaps on indices are used for protecting investors owning bonds against default, and also to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swaps on corporate issues or sovereign issues of an emerging market country as of period end are reported on a schedule following the Fund’s Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-based securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swaps outstanding at the end of the period for which a Fund is the seller of protection, if any, are disclosed on a schedule following the Fund’s Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swaps entered into by a Portfolio for the same referenced entity or entities.

Credit default swap contracts outstanding at the end of the period, if any, are reported on a schedule following the Fund’s Portfolio of Investments

Risks of Entering into Swap Agreements: Risks to a Fund of entering into credit default swaps, equity swaps and interest rate swaps, include credit risk, market risk, counterparty risk, liquidity risk and documentation risk. By entering into swap agreements, a Fund may be exposed to risk of potential loss due to unfavorable changes in interest rates, the price of the underlying security or index, or the underlying referenced asset’s perceived or actual credit, that the counterparty may default on its obligation to perform or the possibility that there is no liquid market for these agreements. There is also the risk that the parties may disagree as to the meaning of contractual terms in the swap agreement. In addition, to the extent that a subadviser does not accurately analyze and predict the underlying economic factors influencing the value of the swap, a Fund may suffer a loss.

Master Agreements: The Fund holds derivative instruments and other financial instruments whereby the Fund may be a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements or similar agreements (“Master Agreements”) with certain counterparties that govern such instruments. Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. Collateral can be in the form of cash or securities as agreed to by the Fund and applicable counterparty. Collateral requirements are generally determined based on the Fund’s net position with each counterparty. Master Agreements may also include certain provisions that require the Fund to post additional collateral upon the occurrence of certain events, such as when a Fund’s net assets fall below a specified level. In addition, Master Agreements typically specify certain standard termination events, such as failure of a party to pay or deliver, credit support defaults and other events of default. Termination events applicable to the Fund may also occur upon a decline in the Fund’s net assets below a specified level over a certain period of time. Additional termination events applicable to counterparties may occur upon a decline in a counterparty’s long-term and short-term credit ratings below a specified level, or upon a decline in the ratings of a counterparty’s credit support provider. Upon the occurrence of a termination event, the other party may elect to terminate early and cause settlement of all instruments outstanding pursuant to a particular Master Agreement, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could cause the Fund to accelerate the payment of liabilities, which settlement amounts could be in excess of the amount of assets that are already posted as collateral. Typically, the Master Agreement will permit a single net payment in the event of default. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. As a result, the early termination with respect to derivative instruments subject to Master Agreements that are in a net liability position could be material to the Fund’s financial statements.

The following tables represent the value of derivatives held as of March 31, 2018, by their primary underlying risk exposure. The derivative contracts held during the period are not accounted for as hedging instruments under GAAP. For a detailed presentation of derivatives held as of March 31, 2018, please refer to a schedule following the Fund’s Portfolio of Investments.

Asset Derivatives	Liability Derivatives
Foreign Exchange Contracts	Foreign Exchange Contracts
Forward Foreign Currency Contracts(1)	Forward Foreign Currency Contracts(1)
$17,430	$—

(1)	Reported as unrealized appreciation (depreciation) on the Portfolio of Investments.

Note 2. Repurchase Agreements

As of March 31, 2018, the Fund held an undivided interest in a joint repurchase agreement with Bank of America Securities LLC:

	Percentage Ownership	Principal Amount
Senior Floating Rate Fund	1.58%	$1,340,000

As of such date, the repurchase agreement in that joint account and the collateral thereof were as follows:

Bank of America Securities LLC, dated March 29, 2018, bearing interest at a rate of 1.78% per annum, with a principal amount of $85,000,000, a repurchase price of $85,016,811, and a maturity date of April 2, 2018. The repurchase agreement is collateralized by the following:

Type of Collateral	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Notes	2.38%	03/15/2021	$86,701,000	$86,703,650

As of March 31, 2018, the Fund held an undivided interest in a joint repurchase agreement with Barclays Capital, Inc.:

	Percentage Ownership	Principal Amount
Senior Floating Rate Fund	1.56%	$780,000

As of such date, the repurchase agreement in that joint account and the collateral thereof were as follows:

Barclays Capital, Inc., dated March 29, 2018, bearing interest at a rate of 1.77% per annum, with a principal amount of $50,000,000, a repurchase price of $50,009,833, and a maturity date of April 2, 2018. The repurchase agreement is collateralized by the following:

Type of Collateral	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Bonds	3.00%	05/15/2047	$50,496,000	$50,889,334

As of March 31, 2018, the Fund held an undivided interest in a joint repurchase agreement with BNP Paribas SA:

	Percentage Ownership	Principal Amount
Senior Floating Rate Fund	1.56%	$1,330,000

As of such date, the repurchase agreement in that joint account and the collateral thereof were as follows:

BNP Paribas SA, dated March 29, 2018, bearing interest at a rate of 1.77% per annum, with a principal amount of $85,000,000, a repurchase price of $85,016,717, and a maturity date of April 2, 2018. The repurchase agreement is collateralized by the following:

	Interest	Maturity	Principal
Type of Collateral	Rate	Date	Amount	Value
U.S. Treasury Notes	2.38%	08/15/2024	$88,167,500	$86,769,979

As of March 31, 2018, the Fund held an undivided interest in a joint repurchase agreement with Deutsche Bank AG:

	Percentage Ownership	Principal Amount
Senior Floating Rate Fund	1.56%	$1,035,000

As of such date, the repurchase agreement in that joint account and the collateral thereof were as follows:

Deutsche Bank AG, dated March 29, 2018, bearing interest at a rate of 1.79% per annum, with a principal amount of $66,250,000, a repurchase price of $66,263,176, and a maturity date of April 2, 2018. The repurchase agreement is collateralized by the following:

	Interest	Maturity	Principal
Type of Collateral	Rate	Date	Amount	Value
U.S. Treasury Notes	3.63%	08/15/2019	$66,364,000	$67,896,677

As of March 31, 2018, the Fund held an undivided interest in a joint repurchase agreement with RBS Securities, Inc.:

	Percentage	Principal
	Ownership	Amount
Senior Floating Rate Fund	1.56%	$515,000

As of such date, the repurchase agreement in that joint account and the collateral thereof were as follows:

RBS Securities, Inc., dated March 29, 2018, bearing interest at a rate of 1.75% per annum, with a principal amount of $33,000,000, a repurchase price of $33,006,417, and a maturity date of April 2, 2018. The repurchase agreement is collateralized by the following:

	Interest	Maturity	Principal
Type of Collateral	Rate	Date	Amount	Value
U.S. Treasury Bills	2.18%	03/28/2019	$34,405,000	$33,664,797

Note 3. Unfunded Loan Commitments

At March 31, 2018, the Fund had the following unfunded loan commitments which could be extended at the option of the Borrower:

Borrower	Type	Maturity Date	Principal Amount	Value
Gopher Sub, Inc.	Delayed Draw	02/03/2025	$37,091	$36,968

ADDITIONAL INFORMATION

Additional information is available in the Fund’s Annual and Semiannual reports which may be obtained without charge from the EDGAR database on the Security and Exchange Commission’s website at www.sec.gov.

Item 2. Controls and Procedures.

(a)	An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))). Based on that evaluation, the registrant’s management, including the President and Treasurer, concluded that the registrant’s disclosure controls and procedures are effective.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))), that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Senior Floating Rate Fund, Inc.

By:	/s/ John T. Genoy
John T. Genoy
President

Date:	May 25, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John T. Genoy
John T. Genoy
President

Date:	May 25, 2018

By:	/s/ Gregory R. Kingston
Gregory R. Kingston
Treasurer

Date:	May 25, 2018